UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

June 30, 2011

Date of Report (date of earliest event reported)

HANMI FINANCIAL CORPORATION

(exact name of registrant as specified in its charter)

Delaware	Commission File Number	95-4788120
(state or other jurisdiction of incorporation or organization)	000-30421	(I.R.S. Employer Identification Number)

3660 Wilshire Boulevard, Ph-A

Los Angeles, California 90010

(Address of principal executive offices, including zip code)

(213) 382-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 30, 2011, Hanmi Financial Corporation (the “Company”) issued a press release announcing that it elected not to proceed with the its previously announced public offering of common stock. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press release dated June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION
(Registrant)

June 30, 2011	By:	/S/ JAY S. YOO
Jay S. Yoo
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description
99.1	Press release dated June 30, 2011.

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